Exhibit 99.1
Sonder Holdings Inc. Announces Second Quarter 2025 Financial Results

SAN FRANCISCO – October 14, 2025 – Sonder Holdings Inc. (Nasdaq: SOND) (“Sonder” or the “Company”), a leading global brand of premium, design-forward apartments and intimate boutique hotels serving the modern traveler, today announced its financial results for the second quarter 2025, ended June 30, 2025, and filed the related Quarterly Report on Form 10-Q (the “Q2 2025 Form 10-Q”), which can be found on the Company’s website at investors.sonder.com.

Second Quarter 2025 Financial Highlights1
•RevPAR was $184, a 13% increase year-over-year
•Occupancy Rate was 86%, a six percentage point increase year-over-year
•Bookable Nights were 798,000, a 21% decrease year-over-year, driven by the Company’s Portfolio Optimization Program, as described in the Q2 2025 Form 10-Q
•Revenue was $147.1 million, a 11% decrease year-over-year
•Net Loss was $44.5 million, a 236% decrease year-over-year
•Adjusted EBITDA3 was $(2.6) million, a 83% increase year-over-year
•Adjusted EBITDAR3 was $58.6 million, a 1% increase year-over-year
•Cash Used In Operating Activities was $19.6 million, a 40% improvement year-over-year
•Adjusted Free Cash Flow3 was $(17.5) million, a 29% decrease year-over-year
•Total Cash, Cash Equivalents and Restricted Cash was $71.0 million, which included $43.8 million of restricted cash as of June 30, 2025
•Live Units were approximately 8,300 as of June 30, 2025
•Total Portfolio was approximately 8,990 as of June 30, 2025

Second Quarter 2025 Year-to-Date Financial Highlights2
•RevPAR was $161, a 13% increase year-over-year
•Occupancy Rate was 84%, a seven percentage point increase year-over-year
•Bookable Nights were 1,656,000, a 21% decrease year-over-year, driven by the Company’s Portfolio Optimization Program, as described in the Q2 2025 Form 10-Q
•Revenue was $265.9 million, a 11% decrease year-over-year
•Net Loss was $101.0 million, a 469% decrease year-over-year
•Adjusted EBITDA3 was $(59.3) million, a (20.3)% increase year-over-year
•Adjusted EBITDAR3 was $79.8 million, a 5% decrease year-over-year
•Cash Used In Operating Activities was $24.0 million, an 67% improvement year-over-year
•Adjusted Free Cash Flow3 was $(24.4) million, a 54.2% decrease year-over-year

Long-Term Strategic Licensing Agreement with Marriott International
Sonder entered into a long-term strategic licensing agreement with Marriott International, Inc. (“Marriott”) in August 2024 and completed the full Marriott integration in the second quarter of 2025. As of June 2025, all Sonder properties are available for booking on Marriott’s digital channels and platform, including Marriott.com and the Marriott Bonvoy® mobile app under the new “Sonder by Marriott Bonvoy” collection. Sonder’s properties also participate in the Marriott Bonvoy® travel platform.

About Sonder
Sonder (NASDAQ: SOND) is a leading global brand of premium, design-forward apartments and intimate boutique hotels serving the modern traveler. Launched in 2014, Sonder offers inspiring, thoughtfully designed accommodations and innovative, tech-enabled service combined into one seamless experience. Sonder properties are found in prime locations in 37 cities, spanning nine countries, and three continents.

To learn more, visit http://www.sonder.com or follow Sonder on Instagram, LinkedIn or X.

Download the Sonder app on Apple or Google Play.

1 $ figures represent metrics for the three months ended June 30, 2025, except where otherwise noted. % figures represent year-over-year growth for the three months ended June 30, 2025 compared to the three months ended June 30, 2024.
2 $ figures represent metrics for the six months ended June 30, 2025, except where otherwise noted. % figures represent year-over-year growth for the six months ended June 30, 2025 compared to the six months ended June 30, 2024.
3 Adjusted EBITDA, Adjusted EBITDAR, and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

SONDER HOLDINGS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(in thousands)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$27,130	$20,786
Restricted cash	43,828	51,268
Total cash, cash equivalents and restricted cash	70,958	72,054
Accounts receivable, net of allowance	12,003	13,918
Prepaid expenses	2,597	4,141
Other current assets	11,605	9,733
Total current assets	97,163	99,846
Property and equipment, net	4,387	5,933
Operating lease right-of-use (“ROU”) assets	882,139	1,013,854
Other non-current assets	21,118	17,544
Total assets	$1,004,807	$1,137,177

Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	$49,193	$33,724
Accrued liabilities	36,167	32,621
Taxes payable	23,471	22,224
Deferred revenue	96,150	71,729
Other current liabilities	19,822	5,513
Current portion of long-term debt	1,000	1,000
Current operating lease liabilities	162,349	171,736
Total current liabilities	388,152	338,547
Non-current operating lease liabilities	867,816	1,009,169
Long-term debt, net	217,922	217,236
Other non-current liabilities	16,142	8,113
Total liabilities	1,490,032	1,573,065

Mezzanine equity:
Series A redeemable convertible preferred stock	230,212	162,907

Stockholders’ deficit:
Common stock	1	1
Additional paid-in capital	971,552	977,112
Cumulative translation adjustment	(2,704)	7,360
Accumulated deficit	(1,684,286)	(1,583,268)
Total stockholders’ deficit	(715,437)	(598,795)
Total liabilities and stockholders’ deficit	$1,004,807	$1,137,177

SONDER HOLDINGS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (Unaudited)
(in thousands, except share data)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Revenue	$147,085	$164,601	$265,941	$298,080
Costs and operating expenses:
Cost of revenue (excluding depreciation and amortization)	80,975	94,652	177,824	195,015
Operations and support	37,996	46,411	76,028	96,391
General and administrative	6,740	29,272	33,557	53,557
Research and development	3,863	4,393	7,801	9,064
Sales and marketing	17,707	21,572	33,029	40,821
Integration costs	2,143	—	3,682	—
Restructuring and other charges	4,541	—	4,541	2,592
Total costs and operating expenses	153,965	196,300	336,462	397,440
Loss from operations	(6,880)	(31,699)	(70,521)	(99,360)

Interest expense, net	1,648	8,016	11,097	15,339
Lease adjustment gains, net	(5,325)	(71,123)	(16,463)	(95,024)
Loss on preferred stock issuance	43,842	—	43,842	—
Other income, net	(2,342)	(1,576)	(8,516)	(2,359)
Total non-operating expense (income), net	37,823	(64,683)	29,960	(82,044)
Income (loss) before income taxes	(44,703)	32,984	(100,481)	(17,316)
Provision (benefit) for income taxes	(180)	237	537	424
Net income (loss)	$(44,523)	$32,747	$(101,018)	$(17,740)

Basic and diluted net income (loss) per common share	$(3.96)	$2.94	$(8.44)	$(1.59)

Other comprehensive income (loss):
Net income (loss)	$(44,523)	$32,747	$(101,018)	$(17,740)
Change in foreign currency translation adjustment	(6,865)	1,395	(10,064)	806
Comprehensive income (loss)	$(51,388)	$34,142	$(111,082)	$(16,934)

SONDER HOLDINGS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in thousands)

	Six months ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(101,018)	$(17,740)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,586	9,965
Stock-based compensation	803	4,788
Amortization of operating lease ROU assets	64,845	89,252
Lease adjustment gains, net	(16,463)	(95,024)
Gain on foreign exchange	(7,181)	(1,058)
Capitalization of paid-in-kind interest on long-term debt	11,555	13,385
Credit loss expense	1,366	483
Amortization of debt discounts/premium and issuance costs	506	1,625
Loss on preferred stock issuance	43,842	—
Other non-cash activities	(811)	1,341
Changes in:
Accounts receivable	1,190	(3,003)
Prepaid expenses	1,577	(203)
Other current and non-current assets	(3,303)	(224)
Accounts payable	13,959	9,283
Accrued liabilities	2,978	929
Taxes payable	21	1,639
Deferred revenue	24,106	14,843
Operating lease ROU assets and operating lease liabilities, net	(69,831)	(103,560)
Other current and non-current liabilities	3,302	192
Net cash used in operating activities	(23,971)	(73,087)
Cash flows from investing activities:
Purchase of property and equipment	(2,653)	(2,092)
Proceeds on the disposition of property and equipment	450	—
Proceeds of key money investment	7,500	—
Capitalization of internal-use software	—	(117)
Net cash provided by (used in) investing activities	5,297	(2,209)
Cash flows from financing activities:
Repayment of debt	(500)	(505)
Proceeds from debt financing	—	10,000
Payment of debt issuance costs	—	(578)
Proceeds from preferred stock issuance	17,980	—
Net cash provided by financing activities	17,480	8,917
Effects of foreign exchange on cash	98	(995)
Net change in cash, cash equivalents, and restricted cash	(1,096)	(67,374)
Cash, cash equivalents, and restricted cash at beginning of year	72,054	136,497
Cash, cash equivalents, and restricted cash at end of year	$70,958	$69,123

SONDER HOLDINGS INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL INFORMATION(1)

Reconciliation of Non-GAAP Financial Measure: Reconciliation of Cash Used in Operating Activities to Adjusted Free Cash Flow (“Adjusted FCF”)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2025	2024	2025	2024
Cash used in operating activities	$(19,618)	$(32,778)	$(23,971)	$(73,087)
Cash provided by (used in) investing activities	6,256	(1,493)	5,297	(2,209)
FCF, including cash paid for lease terminations, restructuring, and professional fees	(13,362)	(34,271)	(18,674)	(75,296)
Cash received from key money investment	(7,500)	—	(7,500)	—
Cash received for lease terminations	(800)	—	(3,750)	—
Cash paid for lease termination costs	464	2,243	1,325	12,769
Cash paid for restructuring costs	2,693	712	2,693	2,439
Cash paid for non-recurring professional fees	—	6,624	—	6,877
Cash paid for integration costs	1,012	—	1,555	—
Adjusted FCF	$(17,493)	$(24,692)	$(24,351)	$(53,211)

Reconciliation of Non-GAAP Financial Measure: Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2025	2024	2025	2024
Net income (loss)	$(44,523)	$32,747	$(101,018)	$(17,740)
Interest expense, net	1,648	8,016	11,097	15,339
Provision (benefit) for income taxes	(180)	237	537	424
Depreciation and amortization expense	1,995	4,992	4,586	9,965
EBITDA	(41,060)	45,992	(84,798)	7,988
Stock-based compensation	(1,466)	1,779	803	4,788
Lease adjustment gains, net	(5,325)	(71,123)	(16,463)	(95,024)
Cash received for lease terminations	(800)	—	(3,750)	—
Integration costs	2,143	—	3,682	—
Loss on preferred stock issuance	43,842	—	43,842	—
Restructuring and other charges	4,541	—	4,541	2,592
Non-recurring professional fees	—	6,624	—	6,877
Gain on foreign exchange	(4,503)	(839)	(7,181)	(1,058)
Adjusted EBITDA	$(2,628)	$(17,567)	$(59,324)	$(73,837)

Reconciliation of Non-GAAP Financial Measure: Reconciliation of Adjusted EBITDA to Adjusted EBITDAR

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2025	2024	2025	2024
Adjusted EBITDA	$(2,628)	$(17,567)	$(59,324)	$(73,837)

Operating lease related rent charges	61,261	75,580	139,080	158,162
Adjusted EBITDAR	$58,633	$58,013	$79,756	$84,325
(1) See Non-GAAP Financial Measures section for definitions of the Company’s Non-GAAP financial measures.

Definitions

RevPAR
Revenue Per Available Room (“RevPAR”) represents the average revenue earned per available night and can be calculated either by dividing revenue by Bookable Nights, or by multiplying Average Daily Rate by Occupancy Rate. Average Daily Rate represents the average revenue earned per night occupied and is calculated as Revenue divided by Occupied Nights. Occupancy Rate is calculated as Occupied Nights divided by Bookable Nights. Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures of greater than 30 nights. Occupied Nights represent the total number of nights occupied across all Live Units.

Live Units & Total Portfolio
Total Portfolio consists of Live Units and Contracted Units. Live Units are defined as units which are available for guests to book. Contracted Units are units for which Sonder has signed real estate contracts, but are not yet available for guests to book.

Non-GAAP Financial Measures

Adjusted EBITDA
Adjusted EBITDA is defined as net income (loss) as adjusted to eliminate the impact of net interest expense, provision (benefit) for income taxes, depreciation and amortization expense, and certain other items as indicated. The exclusion of these items and other similar items in our non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. The Company believes Adjusted EBITDA is meaningful to investors as it is the primary operating performance measure that the Company focuses on internally to evaluate its core operating performance. Adjusted EBITDA provides a consistent basis for comparison across reporting periods by excluding interest, taxes, depreciation and amortization, and certain non-recurring or non-operational items, such as stock-based compensation expense, lease adjustment gains, net, cash received for lease terminations, integration costs, loss on preferred stock issuance, gain on foreign exchange, restructuring and other related charges and non-recurring professional fees related to discrete projects such as fees associated with the integration in connection with the strategic licensing agreement with Marriott and restatement activities. It serves as a key measure for the Company to align its financial performance with its internal financial planning and analysis.

Adjusted EBITDAR
Adjusted EBITDAR is defined as Adjusted EBITDA adjusted for operating lease related rent charges. The Company believes Adjusted EBITDAR is meaningful to investors as it is an operating performance measure that further enables the Company to assess its operating performance independent of operating leases, offering insights into its cash flow and performance.

Adjusted Free Cash Flow
Adjusted Free Cash Flow (“Adjusted FCF”) is defined as cash used in operating activities plus cash provided by (used in) investing activities, excluding the impact of lease terminations, restructuring, non-recurring professional fee charges and integration costs related to non-operational activities. The most directly comparable GAAP financial measures are cash used in operating activities when combined with cash provided by (used in) investing activities. The Company believes Adjusted FCF is meaningful to investors as it is the primary liquidity measure that the Company focuses on internally to evaluate its progress towards the objectives outlined in its Cash Flow Positive Plan. The Company believes that achieving its goals around this measure will put it on a path to financial sustainability and will help fund its future growth. In addition, Adjusted FCF may not provide a complete understanding of the Company’s cash flow as a whole. As such, this measure should be reviewed in conjunction with the Company’s GAAP cash flow.

Presentation of these measures are not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” "estimate," “expect,” “intend,” “may,” “plan,” "potentially," or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements relating to the Company’s financial performance, key performance metrics, operational and strategic initiatives, the Company’s long-term strategic licensing agreement with Marriott, and information concerning possible or assumed future financial or operating results and measures. These forward-looking statements are not guarantees of future performance, conditions or results. Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including the risks and uncertainties described in the Company’s reports filed with the Securities and Exchange Commission, and under the heading “Risk Factors” in its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov and are incorporated by reference herein. The forward-looking statements contained herein are only as of the date of this press release. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.